Exhibit 99.2

First Quarter 2022 Earnings Release Ondas Holdings (NASDAQ: ONDS) May 11, 2022

DISCLAIMER This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . , and its wholly - owned subsidiaries Ondas Networks, Inc . and American Robotics, Inc . (collectively, "Ondas" or the "Company"), cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law .

LEADERSHIP TEAM Derek Reisfield President and CFO Derek is an experienced executive with over 30 years experience with entrepreneurial growth companies, as well as executive roles with Fortune 500 companies. Eric Brock Chairman and CEO Eric is an entrepreneur with over 25 years of management and investing experience. Reese Mozer CEO Reese is an entrepreneur and roboticist with over 10 years of experience developing and marketing autonomous drones. Stewart Kantor President Stewart brings 20 years of experience in the wireless industry to Ondas Networks .

INTRODUCTION Business development on track at Ondas Networks and American Robotics 900 MHz Network leading to expanded opportunities American Robotics demonstrating industry leadership for customers Ondas is investing to win with its partners and ecosystem

AGENDA 1 | Progress on Key Priorities 2 | Financial Review 3 | Strategic Review 4 | Outlook 5 | Investor Q&A

PROGRESS ON KEY PRIORITIES Launch orders mark transition to platform delivery Launch orders secured in preparation for initial 900 MHz deployments 900 MHz use case expansion beyond ATCS MC - IoT Rail lab delivered for MxV Rail (AAR) Siemens partnership continues to broaden Contract manufacturers and supply chain vendors qualified 1000s of units Position company to be long - term leader of industrial drones Progressing through initial deployments with Fortune 100 customers Maturing operations and manufacturing capacity to support 100s and eventually Cementing leadership position within industry and with regulators Investing in valuable payloads, AI, and software feature sets Attracting key talent to join team

FINANCIAL REVIEW Key Priorities and Accomplishments for Ondas Networks and American Robotics

FINANCIAL REVIEW | Q1 2022 Key Takeaways: P&L reflects preparation for larger commercial rollouts in 2022 for Ondas Networks and American Robotics OPEX increase reflects addition of American Robotics post - acquisition OPEX, includes non - cash expenses of $2.4 million for Q1 2022 and $1.5 million for Q1 2021

FINANCIAL REVIEW | Q1 2022 Balance sheet healthy Investments reflect upfront leasehold improvements paid in Q1 2022 and building of Scout Systems Businesses are capital light from a CapEx perspective ATM in place to support broadening of customer solutions Key Takeaways:

STRATEGIC REVIEW Key Priorities and Accomplishments for Ondas Networks and American Robotics

Canadian ISED certification pending Head - of - Train program progressing in North American and Asia European on - locomotive radio – LOI pending Increased marketing activity to drive adoption; TAM expansion Added rail industry veteran Kevin Nichter as VP, Product Marketing RSSI show on May 16 th ; Ondas will be showcased by Siemens STRATEGIC REVIEW | ONDAS NETWORKS Launch orders mark transition to platform delivery Multiple 900 MHz launch orders secured and delivered 3 rd major launch order pending; new application for 900 MHz Rail lab constructed and has been delivered to MxV Rail Siemens engagement remains strong

Launch Orders Processes being established with Rails and Siemens for: Broader Deployments Applications expand beyond ATCS Centralized Train Control (CTC) Interlocking Vital Links Highway Crossings Voice Positive Train Control (PTC) Drone C2, Hi - Rail, Sensors Production Purchasing Delivery scheduling Siemens packages Shipping Acceptance / Testing Engineer Training Installation Procedures System Maintenance Customer Support PATH FROM LAUNCH TO SCALED DEPLOYMENT

FullMAX Œ ENABLES AUTOMATION FullMAX Œ is critical communications platform The Digital Railroad Fixed Block Operations Moving Block Operations (longer trains, reduce headway) Automated Train Operations (ATO) Time Communications Bandwidth

STRATEGIC REVIEW | AMERICAN ROBOTICS Scaling up operations & widening moat in target markets Progressing through initial deployments with Fortune 100 customers Maturing operations and manufacturing capacity to support 100s and eventually 1000s of units Cementing leadership position within industry and with regulators Investing in valuable payloads, AI, and software feature sets Attracting key talent to join team

FRANCHISE CUSTOMER ENGAGEMENTS Progressing with key customers towards fleet deployments Demonstrating safety and KPIs Working with Fortune 100 customers to prove “demonstrated safety” in the field New technology must be vetted before adopting on a large scale Will become another differentiating factor for AR Examples: Job safety analyses (JSA) Autonomy reliability testing Cyber security audits API integration Developing blueprint to duplicate with other customers Case studies with each customer Shorten sales cycle for next customer

INDUSTRY LEADERSHIP POSITION GROWS

Industry leadership, advocacy, and influence continues to grow

AMERICAN ROBOTICS

U.S. regulatory leadership

- AR granted 7 new sites for Automated BVLOS operations, demonstrating scalability of waivers
- AR invited to join FAA BVLOS Aviation Rulemaking Committee (ARC)
- AR CEO, Reese Mozer, appointed to Board of Commercial Drone Alliance (CDA)

Attracting world's best talent

- Tracy Lamb joins as Senior Advisor of Regulatory Affairs & Safety
- Gretchen West joins as Senior Advisor of Business Development
- Adding talent from MIT Lincoln Labs, GE Aviation, Boston Dynamics, Optimus Ride, BAE Systems, Soft Robotics, Amazon Robotics, Google, iRobot, Red Hat, Textron, and others



Executing growth plan, we laid out previously

- <u>Hiring is on-target</u>: AR team is now ~60 people and growing
- <u>Manufacturing ramp up on-target</u>: 30+ systems on order for delivery in 2022
- <u>New HQ nearly complete</u>: June 5th occupancy

ONDAS Holdings Inc.

CONSTRUCTING PAYLOAD & AI PORTFOLIO FOR INDUSTRIAL MARKETS Close customer partnerships at both corporate and operations level Structuring long - term partnerships with near and long - term goals Wide variety of applications and field environments – prioritizing based on customer needs Safety and reliability KPIs directly enable AI capabilities Investing in full - stack feature portfolio Roadmap of new payload integrations and AI software development in progress Acquired the assets of Ardenna – leader in AI - powered analytics for rail industry Expanded partnership with Dynam.AI – dedicated team of data scientists, physicists, and AI engineers New partnership with CloudFactory – data labeling team for training AI models Each feature set is an opportunity for additional ROI Cementing stickiness with industrial customers Opportunity for additional revenue generation Will help accelerate adoption towards fleet orders Exciting announcements to come this year… Positioning product roadmap to be long - term leader

OUTLOOK SUMMARY

OULOOK | KEY BUSINESS TARGETS Expect to secure orders from at least 5 Railroads Maintain $20 million bookings goal for 2022 Secure new European Track - to - Train development program Secure purchase order for International market Expect to secure Scout System Ρ orders from at least 10 customers Maintain target of 30 Scout System Ρ orders for 2022 Expect to secure at least one customer reorder for fleet deployment Expect to announce new feature offerings in partnership with customers

SCALING INDUSTRIAL TECHNOLOGY PLATFORMS Balance sheet remains healthy Cash OPEX expected to be approximately $7.0 - $7.5 million for Q2 2022 ATM offering announced provides flexibility to accelerate technology investments; based upon customer demands Expect additional ecosystem opportunities via partnerships, joint ventures, and acquisitions STAY ON OFFENSE – CEMENT AND EXTEND LEADERSHIP

CLOSING REMARKS Business development on track at Ondas Networks and American Robotics 900 MHz Network leading to expanded opportunities American Robotics demonstrating industry leadership for customers Ondas is investing to win with its partners and ecosystem

INVESTOR Q&A

Please visit our websites and social media pages to stay updated with company progress. THANK YOU FOR LISTENING www.ondas.com www.linkedin.com/company/ondasnetworks/ www.twitter.com/OndasNetworks www.american - robotics.com www.linkedin.com/company/american - robotics - inc www.twitter.com/AmericanRobotic